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                                 HIGHMARK FUNDS

                      SUPPLEMENT DATED JANUARY 12, 1999 TO
          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 1998,
                           AS AMENDED JANUARY 8, 1999

Capitalized terms used in this Supplement and not defined have the same meaning as in the Statement of Additional Information.

            On December 31, 1998, the assets of the HighMark Convertible Securities Fund were liquidated and the proceeds distributed or reinvested in accordance with the governing documents of the investing fiduciary accounts.

            On January 11, 1999, the HighMark Blue Chip Growth Fund consolidated into the HighMark Growth Fund and the HighMark Government Securities Fund consolidated into the HighMark Bond Fund pursuant to a Plan of Reorganization approved by shareholders.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE